                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   F O R M 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   December 21, 2001
                                                --------------------

                          Wireless Telecom Group, Inc.
               (Exact name of Registrant as Specified in Charter)


New Jersey                            1-11916                             22-2582295
------------------------------------------------------------------------------------
(State or Other Jurisdiction              (Commission)                         (IRS Employer
of Incorporation)                          File Number)                         Identification No.)
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East 64 Midland Ave., Paramus, N.J.                                        07652
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code               (201) 261-8797
                                                   ----------------------------


                                       N/A
          (Former name or former address, if changed since last report)




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Item 2. Acquisition or Disposition of Assets

         On December 21, 2001, Wireless Telecom Group, Inc., a New Jersey
Corporation ("Wireless"), acquired all of the outstanding capital stock of Microlab/FXR, a New Jersey Corporation ("Microlab") under the Stock Purchase
Agreement dated December 21, 2001, by and among Wireless, Microlab and Harry A.
Augenblick and under the Stock Purchase Agreement dated December 21, 2001 by and between Wireless and Microlab/FXR Employees Stock Ownership Plan (the
"Acquisition"). Upon the consummation of the Acquisition, the net cash purchase price paid by Wireless to the holders of all of Microlab's capital stock consisted of $3,800,000. The Acquisition was funded by paying cash from Wireless' working capital.

         A copy of the press release announcing the completion of the Acquisition is attached as EXHIBIT 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Statements  and Exhibits

         (a)-(b) Financial Statements of Businesses Acquired and Pro Forma
Financial Information

         In accordance with the instructions in Item 7(a)(4) and (b)(2), the historical financial statements of Microlab and the pro forma financial information required by Item 7 have not been filed herewith, but will be filed not later than 60 days after the initial due date of this report.

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

         Exhibit No.       Description
         -----------       -----------

         10.1              Stock Purchase Agreement ("Agreement") dated December 21, 2001, by and among
                           Wireless Telecom Group, Inc., Microlab/FXR, and Harry A. Augenblick.

         10.2              Stock Purchase Agreement ("Agreement") made as of December 21, 2001 by and among
                           Wireless Telecom Group, Inc.  and Microlab/FXR Employees Stock Ownership Plan.

         99.1              Press Release dated January 3, 2002 announcing the completion of the acquisition.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WIRELESS TELECOM GROUP, INC.


Date: January 4, 2002                 By:/s/ Edward Garcia
                                         --------------------------------------
                                         Edward Garcia
                                         Chief Executive Officer

         Exhibit No.       Description
         -----------       -----------
         10.1              Stock Purchase Agreement ("Agreement") dated December 21, 2001, by and among
                           Wireless Telecom Group, Inc., Microlab/FXR, and Harry A. Augenblick.

         10.2              Stock Purchase Agreement ("Agreement") made as of December 21, 2001 by and among
                           Wireless Telecom Group, Inc. and Microlab/FXR Employees Stock Ownership Plan.

         99.1              Press Release dated January 3, 2002 announcing the completion of the acquisition.



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